LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED APRIL 6, 2020

TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES

OF THE FUNDS LISTED IN SCHEDULES A AND B

For each Fund listed in Schedule A, the following disclosure supplements the “Management” section of each Fund’s Summary Prospectus and Prospectus and the “More on fund management” section of each Fund’s Prospectus:

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, Legg Mason Partners Fund Advisor, LLC and the subadviser(s), each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated in the latter part of 2020.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the management and subadvisory agreements. Therefore, the fund’s Board of Trustees has approved new management and subadvisory agreements that will be presented to the shareholders of the fund for their approval. Additional informational materials will be mailed to shareholders.

For each Fund listed in Schedule B, the following disclosure supplements the “Management” section of each Fund’s Summary Prospectus and Prospectus and the “More on fund management” section of each Fund’s Prospectus:

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, ClearBridge and Legg Mason Partners Fund Advisor, LLC, each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated in the latter part of 2020.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the management and sub-administration agreements. Therefore, the fund’s Board of Trustees has approved new management and sub-administration agreements; the management agreement will be presented to the shareholders of the fund for their approval. Additional informational materials will be mailed to shareholders.

SCHEDULE A

Fund	Date of Summary Prospectus and Prospectus
ClearBridge Global Infrastructure Income Fund	February 1, 2020
BrandywineGLOBAL — Alternative Credit Fund	March 1, 2020
BrandywineGLOBAL — Diversified US Large Cap Value Fund	February 1, 2020
BrandywineGLOBAL — Dynamic US Large Cap Value Fund	February 1, 2020
BrandywineGLOBAL — Global Flexible Income Fund	April 29, 2019
BrandywineGLOBAL — Global High Yield Fund	February 1, 2020
BrandywineGLOBAL — Global Opportunities Bond Fund	April 29, 2019
BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	March 23, 2019
BrandywineGLOBAL — Global Unconstrained Bond Fund	March 1, 2020
BrandywineGLOBAL — International Opportunities Bond Fund	April 29, 2019
Martin Currie Emerging Markets Fund	February 1, 2020
Martin Currie International Unconstrained Equity Fund	September 30, 2019
Martin Currie SMASh Series EM Fund	November 29, 2019
QS Global Market Neutral Fund	February 1, 2020
QS International Equity Fund	February 1, 2020
QS Strategic Real Return Fund	February 1, 2020
QS U.S. Small Capitalization Equity Fund	April 29, 2019

SCHEDULE B

Fund	Date of Summary Prospectus and Prospectus
ClearBridge International Growth Fund	March 1, 2020
ClearBridge Small Cap Fund	March 1, 2020
ClearBridge Value Trust	March 1, 2020

Please retain this supplement for future reference.

LMFX590417

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